Exhibit 99.2

KBS SOR (BVI) Holdings LTD

Presentation of separate financial data annexed
to the consolidated financial statements related to the Company

As of September 30, 2017 (UNAUDITED)

U.S. DOLLARS IN THOUSANDS

- - - - - - - - - - -

Special Report in accordance with Regulation 38d

Financial Information and Financial Data from the

Consolidated Financial Statements Attributable to the Company

Below is separate financial information and financial data attributable to the Company from the Company's consolidated financial statements as of September 30, 2017, published as part of the periodic reports ("consolidated financial statements"), presented in accordance with Regulation 38d to the Israeli Securities Regulations (Periodic and Immediate Reports), 1970.

KBS SOR (BVI) HOLDINGS, LTD.

STATEMENTS OF FINANCIAL POSITION

USD in thousands

	September 30,		December 31,
	2017	2016	2016
	Unaudited		Audited
	U.S. dollars in thousands

ASSETS
Current assets
Cash and cash equivalents	$5,729	$731	$2,413
Derivative financial instruments	3,884	1,527	12

	9,613	2,258	2,425
Non-current assets
Investments in investees	1,166,605	1,106,682	1,103,741
Restricted cash	6,159	5,809	5,649
Escrow deposit for acquisition of real estate	-	-	2,000

	1,172,764	1,112,491	1,111,390

Total assets	$1,182,377	$1,114,749	$1,113,815

Current liabilities
Accounts payable and accrued liabilities	$1,212	$1,152	$3,738
Derivative financial instruments	-	-	3,910
Dividend payable to Owner	47,000	-	-

	48,212	1,152	7,648

Non-current liabilities
Debentures, net	267,575	250,163	243,455

Total liabilities	315,787	251,315	251,103

EQUITY	866,590	863,434	862,712

Total equity and liabilities	$1,182,377	$1,114,749	$1,113,815

November 13, 2017	/s/ Jeffrey Waldvogel	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of the financial statements	Waldvogel, Jeffrey Chief Financial Officer	McMillan, Peter III Chairman of Board of Directors	Hall, Keith David Chief Executive Officer

The accompanying notes are an integral part of this financial position.

KBS SOR (BVI) HOLDINGS LTD

STATEMENTS OF OPERATIONS

USD in thousands

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2017	2016	2017	2016	2016
	Unaudited				Audited
	U.S. dollars in thousands

Share of profit from investees, net	$101,098	$75,747	$80,280	$62,037	$86,098
Asset management fees to affiliate	(8,404)	(5,557)	(2,801)	(2,639)	(8,253)
General and administrative expenses	(1,147)	(1,025)	(530)	(484)	(1,466)

Operating income	91,547	69,165	76,949	58,914	76,379

Finance expense	(9,915)	(7,142)	(3,374)	(3,185)	(10,311)
Foreign currency transaction adjustments, net	(11,454)	(4,602)	(4,357)	(6,639)	(2,997)

Net income (loss)	$70,178	$57,421	$69,218	$49,090	$63,071

The accompanying notes are an integral part of this financial position.

KBS SOR (BVI) HOLDINGS LTD

STATEMENTS OF COMPREHENSIVE INCOME

USD in thousands

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2017	2016	2017	2016	2016
	Unaudited				Audited
	U.S. dollars in thousands

Net income	$70,178	$57,421	$69,218	$49,090	$63,071

Total comprehensive income	$70,178	$57,421	$69,218	$49,090	$63,071

The accompanying notes are an integral part of this financial position.

KBS SOR (BVI) HOLDINGS LTD

STATEMENTS OF CASH FLOW

USD in thousands

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2017	2016	2017	2016	2016
	Unaudited				Audited
	U.S. dollars in thousands

Cash flows from operating activities
Net income (loss) for the period	$70,178	$57,421	$69,218	$49,090	$63,071

Adjustments to reconcile net income to net cash provided by operating activities:
Share of profit from investees	(101,098)	(75,747)	(80,280)	(62,037)	(86,098)
Finance expense	9,915	7,142	3,374	3,185	10,311
Distribution from investees, net	48,685	35,122	13,088	21,412	48,854
Foreign currency transaction adjustments, net	11,454	4,602	4,357	6,639	2,997
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	(76)	171	(61)	51	86

Net cash provided by operating activities	39,058	28,711	9,696	18,340	39,221

Cash flows used in investing activities
Investments in investees	(76,105)	(329,369)	(31,947)	(168,877)	(333,994)
Escrow deposits for investments in investees	-	-	-	16,000	(2,000)
Distribution from investees, net	67,666	114,625	34880	82,860	118,838
Purchase of interest rate cap	-	-	-	-	(15)
Purchase of derivative financial instrument	(3,434)	-	(3,434)	-	-
Proceeds from termination of derivative financial instrument	6,557	-	6,557	-	-

Net cash (used in) provided by investing activities	(5,316)	(214,744)	6,056	(70,017)	(217,171)

Cash flows from financing activities
Proceeds from issue of debentures	-	249,211	-	-	249,211
Payments of deferred financing costs	-	(8,680)	-	(516)	(8,680)
Restricted cash for debt service obligations	-	(5,595)	-	(209)	(5,595)
Interest paid	(11,130)	(5,232)	(5,547)	(5,232)	(5,232)
Repayments to Parent Company	-	(5,512)	-	(5,512)	(5,512)
Borrowings from Parent Company	-	4,375	-	501	4,375
Distribution to Owner	(19,300)	(45,300)	(5,100)	(31,600)	(51,700)

Net cash (used in) provided by financing activities	(30,430)	183,267	(10,647)	(42,568)	176,867

Effect of exchange rate changes on cash and cash equivalents	4	3,497	(1)	(626)	3,496

Increase (Decrease) in cash	3,316	731	5,104	(94,871)	2,413
Cash, beginning of the period	2,413	-	625	95,602	-

Cash, end of the period	$5,729	$731	$5,729	$731	$2,413

Non-cash activities
Investment in investees	$—	$809,682	$—	$—	$809,682
Increase in dividends payable to Owner	$47,000	$—	$47,000	$—	$—
The accompanying notes are an integral part of this financial position.

KBS SOR (BVI) Holdings LTD
NOTES TO FINANCIAL STATEMENTS

USD in thousands

NOTE 1:     BASIS OF PREPERATION
Separate financial information is prepared in a condensed format as of September 30, 2017 and for nine and three months then ended, in accordance with Regulation 38D of the Securities Regulations (Periodic and Immediate Reports), 1970.

Please refer to the separate financial information in this regard to the financial information on the annual financial statements of the Company as of December 31, 2016 and for the year then ended, and the information accompanying notes (hereinafter - the annual consolidated financial statements).

NOTE 2:     SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Dividend approval:

In March, June and September 2017, the Company declared distributions of dividend in the aggregated amount of $66.3 million to the Owner. As of September 30, 2017, $47.0 million was payable to the Owner. In October 2017, the Company paid the $47.0 million to the Owner.

NOTE 3:     SUBSEQUENT EVENTS

Dividend approval:

In October 2017, the Company declared a distribution of dividend in the amount of $15.0 million to the Owner. In October 2017, the Company paid the $15.0 million to the Owner.

Singapore Transaction:

On November 8, 2017, the Company through 11 wholly owned subsidiaries, sold 11 of its properties (the “Singapore Portfolio”) to various subsidiaries of Keppel-KBS US REIT ("S-REIT"), a newly formed Singapore real estate investment trust that was listed on the Singapore Stock Exchange (the “Singapore Transaction”). The Singapore Portfolio consists of the following properties: 1800 West Loop, Westech 360 (part of the Austin Suburban Portfolio), Great Hills Plaza (part of the Austin Suburban Portfolio), Westmoor Center, Iron Point Business Park, the Plaza Buildings, Bellevue Technology Center, Northridge Center I and II, West Loop I and II, Powers Ferry Landing, and Maitland Promenade II. The sale price of the Singapore Portfolio was $804 million, before closing credits (which is close to the carrying amount). In addition to the selling of the properties in the Singapore Portfolio, the Company paid off existing mortgages of the properties which their balance as of the transaction date was approximately $401.7 million.

In connection with the sale, the Company received $321.6 million in cash, after deducting transaction costs, and $52.5 million of Keppel-KBS US REIT shares (comprising approximately 9.5% of Keppel-KBS US REIT) in lieu of cash. The Company is still evaluating the accounting treatment with regards to its holding of Keppel-KBS US REIT shares.